FINANCIAL LIABILITIES (Details) - USD ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022
Current:
Interest rate swaps	$ 60	$ 72
Total current financial liabilities	60	72
Non-current:
Interest rate swaps	15	0
Total non-current financial liabilities	$ 15	$ 0